UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2018 (April 2, 2018)
ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
26745 Malibu Hills Road
Calabasas, CA 91301
(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (818) 878-7900
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of ASGN Incorporated, a Delaware corporation (the “Company”), which was filed with the Securities and Exchange Commission on April 2, 2018 (the “Form 8-K”), is being filed to include the audited consolidated financial statements and unaudited pro forma financial information required by Item 9.01. Except as described in this Explanatory Note, no other information in the Form 8-K is modified or amended hereby.

Item 9.01. Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
Audited financial statements of ECS Federal, LLC and subsidiaries as of December 31, 2017 and 2016, and for the years then ended are included in this Form 8-K/A as Exhibit 99.1.
(b) Pro forma financial information.
Unaudited pro forma condensed combined balance sheet as of December 31, 2017 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 are included in this Form 8-K/A as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Exhibit
23.1	Consent of Aronson LLC Independent Public Accounting Firm
99.1	Audited financial statements of ECS Federal, LLC and subsidiaries as of December 31, 2017 and 2016, and for the years then ended
99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2017 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated
Date: June 15, 2018	/s/Edward L. Pierce
Edward L. Pierce Executive Vice President and Chief Financial Officer